Exhibit 1

Companies Registry	Form D2 Notification of Changes of Secretary and Directors

Company Number

259

1	Company Name
CLP Power Hong Kong Limited

2	Type of Change

*☑	Resignation or cessation	☑	New appointment
		☐	Change of particulars

3	Details of Change

(Note 2)
A.	Resignation or cessation (Use Continuation Sheet A if more than 1 resignation or cessation)

*☐	Secretary	☑	Director	☐	Alternate Director

Name	Goldmann	Stephen Frederick

	Surname	Other names

Identification
a	Hong Kong Identity Card or Company Number	P881274(1)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Date of Resignation or Cessation		DD MM YYYY

		01 01 2003	-

		Date	Alternate To

* Please tick the relevant box(es)

Presentor’s Name and Address	For Official Use

April Chan 147 Argyle Street, Kowloon, Hong Kong

Second revision to Specification No. 1/97 (Amendment No. 1/99)

Notification of Changes of Secretary and Directors	Company Number

259

3	Details of Change (cont’d)

(Note 3 & 4)

B	Appointment / Change of particulars (Use Continuation Sheet B if more than 1 director / secretary is involved)

Brief Description	Effective Date(s)

Appointment of Director	01	01	2003

	DD	MM	YYYY

Existing Name	-

Name/New Name	Hupka Michael James

Surname Other names

-

Alias (if any)

-

Previous Names

Address	House No. 5, Belvedere, 41 Chung Hom Kok Road, Hong Kong

Identification
a	Hong Kong Identity Card or Company Number	P126415(3)	-

		I.D. Card Number	Company Number
b	Overseas Passport	-	-

		Number	Issuing Country

This Notification includes      2      Continuation Sheet A and      3      Continuation Sheet B.

Signed:	/s/ April Chan

(Name):	(April Chan – Deputy Company Secretary)	Date:	8 January 2003

* Delete whichever does not apply

Companies Registry	Form D2 Notification of Changes of Secretary and Directors (Continuation Sheet A)

Company Number

259

Details of Resignation/Cessation (Section 3A of main form)

(Note 2)

1.     Resignation or cessation

*☐	Secretary	☐	Director	☑	Alternate Director

Name	Goldmann	Stephen Frederick

	Surname	Other names

Identification
a	Hong Kong Identity Card or Company Number	P881274(1)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Date of Resignation or Cessation		DD MM YYYY

		01 01 2003	Lori Jo Ryerkerk

		Date	Alternate To

2.     Resignation or cessation

*☐	Secretary	☐	Director	☑	Alternate Director

Name	Goldmann	Stephen Frederick

	Surname	Other names

Identification
a	Hong Kong Identity Card or Company Number	P881274(1)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Date of Resignation or Cessation		DD MM YYYY

		01 01 2003	Robert Bernard Hirsch

		Date	Alternate To

* Please tick the relevant box(es)

Companies Registry	Form D2 Notification of Changes of Secretary and Directors (Continuation Sheet A)

Company Number

259

Details of Resignation/Cessation (Section 3A of main form)

(Note 2)

1.     Resignation or cessation

*☐	Secretary	☐	Director	☑	Alternate Director

Name	Ryerkerk	Lori Jo

	Surname	Other names

Identification
a	Hong Kong Identity Card or Company Number	R026587(9)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Date of Resignation or Cessation		DD MM YYYY

		01 01 2003	Stephen Frederick Goldmann

		Date	Alternate To

2.     Resignation or cessation

*☐	Secretary	☐	Director	☐	Alternate Director

Name	-	-

	Surname	Other names

Identification
a	Hong Kong Identity Card or Company Number	-	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Date of Resignation or Cessation		DD MM YYYY

		- - -	-

		Date	Alternate To

* Please tick the relevant box(es)

Companies Registry	Form D2 Notification of Changes of Secretary and Directors (Continuation Sheet B)

Company Number

259

Details of Appointment/Change of particulars (Section 3B of main form)

(Note 3 & 4)
Appointment/Change of particulars

Brief Description	Effective Date(s)

Appointment of Alternate Director to Michael James Hupka	01	01	2003

	DD	MM	YYYY

Existing Name	-

Name/New Name	Ryerkerk Lori Jo

Surname Other names

-

Alias (if any)

-

Previous Names

Address	Tower 2, 19A Dynasty Court, 23 Old Peak Road, Hong Kong

Identification
a	Hong Kong Identity Card or Company Number	R026587(9)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Companies Registry	Form D2 Notification of Changes of Secretary and Directors (Continuation Sheet B)

Company Number

259

Details of Appointment/Change of particulars (Section 3B of main form)

(Note 3 & 4)
Appointment/Change of particulars

Brief Description	Effective Date(s)

Appointment of Second Alternate Director to Robert Bernard Hirsch	01	01	2003

	DD	MM	YYYY

Existing Name	-

Name/New Name	Hupka Michael James

Surname Other names

-

Alias (if any)

-

Previous Names

Address	House No. 5, Belvedere, 41 Chung Hom Kok Road, Hong Kong

Identification
a	Hong Kong Identity Card or Company Number	P126415(3)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country

Companies Registry	Form D2 Notification of Changes of Secretary and Directors (Continuation Sheet B)

Company Number

259

Details of Appointment/Change of particulars (Section 3B of main form)

(Note 3 & 4)
Appointment/Change of particulars

Brief Description	Effective Date(s)

Appointment of Alternate Director to Lori Jo Ryerkerk	01	01	2003

	DD	MM	YYYY

Existing Name	-

Name/New Name	Hirsch Robert Bernard

Surname Other names

-

Alias (if any)

-

Previous Names

Address	34B Dynasty Court, Tower 3, 23 Old Peak Road, Hong Kong

Identification
a	Hong Kong Identity Card or Company Number	R050813(5)	-

		I.D. Card Number	Company Number

b	Overseas Passport	-	-

		Number	Issuing Country